Exhibit 99.1

             Orion HealthCorp Announces Results of Special Meeting

        Affirmative Vote By Orion HealthCorp Shareholders Allows Company to Move Forward with Business Plan Initiatives

     ATLANTA--(BUSINESS WIRE)--Nov. 27, 2006--Orion HealthCorp, Inc. (AMEX: ONH) today announced that its shareholders have approved seven proposals this morning at a special meeting.

     The following seven proposals were approved by shareholders at today's meeting:

     Proposal I - Amendment to Certificate of Incorporation to increase the number of shares of authorized capital stock;

     Proposal II - Amendment to Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock;

     Proposal III - Amendment to Certificate of Incorporation to create new class of common stock, Class D Common Stock;

     Proposal IV - Issuance of shares of Class D Common Stock in a private placement;

     Proposal V - Issuance of a warrant to purchase shares of Class A Common Stock in a private placement;

     Proposal VI - Issuance of shares of Class A Common Stock as consideration for an acquisition; and

     Proposal VII - Amendment to 2004 Incentive Plan.

     Terrence L. Bauer, chief executive officer of Orion HealthCorp, said, "We are very pleased that our shareholders have chosen to support our company by their affirmative vote of today's agenda items. The actions taken today will allow us to continue to implement our business plan."

     Orion HealthCorp, Inc. provides complementary business services to physicians through two wholly owned subsidiaries: Integrated Physician Solutions, Inc., providing business and management services to physician practices; and Medical Billing Services, Inc., providing physician billing and collection services and practice management solutions to hospital-based physicians. The core competency of the Company is its long-term experience and success in working with and creating value for physicians. For more information on Orion HealthCorp, Inc., visit the Company's website at www.orionhealthcorp.com.

     Certain statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Acts"). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements, including all statements regarding improving financial metrics and future growth.

     The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of Orion HealthCorp, Inc. and the other companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results, including without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, the loss of major customers, increases in labor and employee benefit costs, the failure to obtain continued forbearance on the Company's revolving lines of credit as a result of the Company's default of its financial covenants, increases in interest rates on the Company's indebtedness as well as general market conditions, competition and pricing, and the Company's ability to successfully implement its business strategies, including the impact and expense of any potential acquisitions and the ability to obtain necessary approvals and financing. Orion HealthCorp, Inc. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.


     CONTACT: Orion HealthCorp Inc., Atlanta
              Terrence L. Bauer, 678-832-1800
              Chief Executive Officer
              or
              Stephen H. Murdock, 678-832-1800
              Chief Financial Officer